LEASES	12 Months Ended
Mar. 31, 2020
Leases [Abstract]
LEASES

As discussed in Note 1, effective April 1, 2019, the Company adopted ASC 842, as amended, using the alternative transition method, which allowed the Company to initially apply the new lease standard at the adoption date (the “effective date method”). In January 2020, the Company executed a lease for a new, larger corporate facility in San Diego, California and paid a $100,000 security deposit. The 39-month lease term commenced on April 1, 2020, and the lease provides for an initial monthly rent of approximately $12,400 with annual rent increases of approximately 3%. In addition to the minimum lease payments, the Company is responsible for property taxes, insurance and certain other operating costs. The right-to-use asset and corresponding liability for the facility lease have been measured at the present value of the future minimum lease payments. A discount rate of 11%, which approximated the Company’s incremental borrowing rate, was used to measure the lease asset and liability. Lease expense is recognized on a straight line basis over the lease term.

The Company obtained a right-of-use asset of $270,950 in exchange for is obligations under the operating lease. The landlord also provided a lease incentive of approximately $139,000, which was paid in June 2020, for the Company to make improvements to the leased space.

Future minimum payments under the facility operating lease, net of the lease incentive, as of March 31, 2020 are listed in the table below.

Operating
Annual Fiscal Years	lease
2021	$136,543
2022	153,432
2023	158,028
2024	40,692
Less:
Imputed interest	(78,548)
Lease incentive	(139,197)
Present value of lease liabilities	$270,950

Rent expense was $35,766 and $36,000 for the years ended March 31, 2020 and 2019, respectively.